SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported) - September 26, 2003

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                TRENWICK GROUP LTD. (in provisional liquidation)
             (Exact name of registrant as specified in its charter)

            Bermuda                        1-16089               98-0232340
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)

      LOM Building, 27 Reid Street                             Not Applicable
       Hamilton, HM 11, Bermuda                                  (Zip Code)
(Address of principal executive offices)

                                 (441) 292-4985
              (Registrant's telephone number, including area code)

                                      None

             (Former name or address, if changed since last report)

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Item 2. Acquisition or Disposition of Assets

      Trenwick Group Ltd. (in provisional liquidation)("Trenwick"), a debtor and debtor-in-possession in In re Trenwick America Corporation, et al., Case No. 03-12635 (MFW)(Bankr. D. Del. 2003), announced on October 2, 2003 that its subsidiary Trenwick Holdings Limited has completed the previously announced sale of all of the capital stock of Trenwick International Limited ("Trenwick International"), Trenwick's London-based specialty insurance and reinsurance subsidiary, currently in runoff, as well as all of the capital stock of Trenwick Management Services Ltd ("TMS") and Specialist Risk Underwriters Limited ("SRU"), to LCL Acquisitions Ltd, an associated company of the Litigation Control Group ("LCL"). TMS is Trenwick International's management services company. SRU is a company that has carried out underwriting agency services for Trenwick International and other entities. The Financial Services Authority of the United Kingdom has approved the transaction.

      The transaction was effected pursuant to an Agreement dated September 26, 2003 (the "Agreement") between Trenwick Holdings Limited and Bestpark Limited ("Bestpark") a wholly-owned special purpose subsidiary of LCL Acquisitions Ltd.

      The purchase price included initial consideration of (pound)1,999,999, with certain contingent deferred consideration payable to Trenwick Holdings Limited with respect to future distributions by Trenwick International. In addition, Trenwick Holdings Limited has agreed to indemnify Bestpark in relation to certain costs and claims relating to Trenwick International.

      On October 2, 2003, Trenwick issued a press release relating to the foregoing, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference. The description herein of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

      Exhibit No.       Description
      -----------       -----------

      99.1 Press Release of Trenwick Group Ltd. (in provisional liquidation) issued October 2, 2003.

      99.2 Agreement for the sale and purchase of the entire issued share capital of Trenwick International Limited, dated September 26, 2003, between Trenwick Holdings Limited and Bestpark Limited.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 TRENWICK GROUP LTD. (in provisional
                                 liquidation)


                                 By: /s/ W. Marston Becker
                                     -------------------------
                                     Name:  W. Marston Becker
                                     Title: Chief Executive Officer and Chairman

Dated: October 3, 2003

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1 Press Release of Trenwick Group Ltd. (in provisional liquidation) issued October 2, 2003.

99.2 Agreement for the sale and purchase of the entire issued share capital of Trenwick International Limited, dated September 26, 2003, between Trenwick Holdings Limited and Bestpark Limited.